Exhibit 10.1

ONEROUS TRANSFER CONTRACT OF MINING CONCESSION RIGHTS

IN THE CITY AND PORT OF MANZANILLO, STATE OF COLIMA,  at 18 hundred hours of the 5th day of the month of July of the year 2011, before witnesses subscribed at end of this writing, on one hand there appears Mr. RAMÓN GONZÁLEZ VEGA in his personality as TRANSFEROR and on the other, AMERICAN METAL MINING, S. A. DE C. V., represented in this act by Mr. RAMIRO TREVIZO LEDEZMA, ENGINEER, in his personality as TRANSFEREE, with the purpose of celebrating this present ONEROUS TRANSFER CONTRACT OF MINING CONCESSION RIGHTS, the above stated agreeing with the following Declarations and Clauses

DECLARATIONS

I.- The TRANSFEROR, Mr. RAMÓN GONZÁLEZ VEGA, states being title holder of the mining concession named “Las Víboras Dos” which covers a surface of 147.9201 hectares located within the Municipality of La Huerta, State of Jalisco and fact he accredits with mining concession title number 233271, current from the 21st January 2009 to the 20th January of the year 2059, and documents he attaches to this present instrument and Appendix “A”

II.- Mr. Ramiro Trevizo Ledezma, Engineer, in his personality as Legal Proxy of the “TRANSFEREE”, states that the company he represents is a mercantile society established and abiding by the rules regulating the country , specifically a Stock Company with Varying Amount of Capital duly set up and operating in agreement under the applicable and current legislation in the United States of Mexico as evinced in Public Writing number 17,227, granted on the 4th December 2006 before testimony of Mr. Eugenio Fernando García Russek, Attorney at Law, applicant to the office of Notary and ascribed to Public Notary number 28 of the Morelos Judicial District, State of Chihuahua, acting as Notary Public per license of the Office’s title holder, Mr. Felipe Colomo Castro, Attorney at Law, and instrument that properly inscribed before the Public Registry of Property and Commerce of said District under Electronic Mercantile Folio number 23,327*10 as of the 22nd December 2006 and reason why he enjoys the sufficient personality and necessary capacity to intervene in this present judicial act and developing its economic activity in the exploration, opening, exploitation and trade of all kinds of metals and non metals.

III.- Mr. Ramiro Trevizo Ledezma continues to state that he enjoys the faculties, powers and necessary mandates in order to subscribe this present contract in representation of AMERICAN METAL MINING, S. A. DE C. V., just as is evinced in the instrument described in the foregoing numeral, and same that have not been restrained, limited, suspended or revoked to date.

CLAUSES

FIRST. Mr. RAMÓN GONZÁLEZ VEGA, per his own right, free and spontaneous will, transfers AS ONEROUS TITLE THE RIGHTS OF THE MINING CONCESSION TO THE TRANSFEREE, AMERICAN METAL MINING, S. A. DE C.V., represented in this act by Mr. Ramiro Trevizo Ledezma, and data on the mining concession that are mentioned in the First Declaration of this instrument, same that are replicated in this act as having been inserted verbatim obviously as repetitions in order for them to cause the legal effects that might arise.

SECOND. THE TRANSFEROR grants to the TRANSFEREE a dateline term that closes on the 31st August of the year ongoing in order for him to carry out studies and works on mineral exploration that the TRANSFEREE requires and that once the dateline is met and the exploration indicating mine exploitation convenience favoring the TRANSFEREE, this latter agrees to pay the operation’s price that will be set down in the forthcoming clause and, if the exploitation should not be convenient to the TRANSFEREE, this present contract will lose all of its legal worth and the TRANSFEROR will not be obliged to return the amounts received as advance.

THIRD. The operation’s price for this present transfer of rights is the amount of $3’050,000.00 Mx. Cy. (Three million and fifty thousand Pesos 00/100), amount considered as fair by both parties, and same that the TRANSFEREE is committed to pay to the TRANSFEROR in the following set manner:

The amount of $50,000.00 (Fifty thousand Pesos 00/100) as advance upon the signature of this present contract, same that the TRANSFEROR receives to his full satisfaction and this instrument acting as the most efficient proof of receipt that may proceed by law.

a)	The amount of $3’000,000.00 million Pesos Mx. Cy., both parties agree that payments be carried out in the following manner.

1. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of September) of the current year.

2. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of November) of the current year.

3. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of January 2012

4. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of March 2012)

5. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of May 2012).

6. The amount of $500,000.00 (Half a million Pesos Mx. Cy., on the 1st day of July 2012).

FOURTH. Both parties agree in setting a penalty of $1’000,000.00 Pesos Mx. Cy 00/100) against whoever does not comply with the clauses of this present contract.

FIFTH. Both parties acknowledge that in this present judicial act there does not exist error, harm or illegitimate enrichment by any of the parties, both renouncing to the act of nullity and to the time term of carrying it out as referred to in Articles 17, 1773, 2120, 2121 and others related and applicable of the Civil Code pertaining to the State of Colima.

SIXTH. For the interpretation and compliance of this present contract, parties state their conformity in submitting themselves to the Laws and Courts of Law of the State of Colima.

This instrument having been read by the transferors and very will in the knowledge of its worth, reach and judicial consequence and agreeing with its content, they ratified it and signed it in whole agreement in this City and Port of Manzanillo, State of Colima on the 5th July 2011

TRANSFEROR	TRANSFEREE

RAMÓN GONZÁLEZ VEGA	AMERICAN METAL MINING, S. A. DE C. V. Represented by its Legal Proxy Ramiro Trevizo Ledezma, Engineer

WITNESSES

DALIA M. MONTES DÍAZ	ENRIQUE FERNÁNDEZ IBÁÑEZ (ATTORNEY AT LAW)

GENERAL

Mr. RAMÓN GONZÁLEZ VEGA states being a Mexican citizen, married, of age, peasant, native of El Cacalote, Municipality of El Grullo, State of Jalisco, Colima, where he was born of the 30th April 1953, address known on Calle Independencia Norte number 1-A of the township, El Cacalote, Municipality of El Grullo, Jalisco

Mr. RAMIRO TREVIZO LEDEZ,A, states being a Mexican citizen, married, of age, dealing in commerce, native of Colonia Pacheco, Municipality of Casas Grandes, State of Chihuahua where he was born on the 4th September 1956 and with address on Calle Oregón number 2432, Fraccionamiento Quintas del Sol, Chihuahua, Chih.

RATIFICATION OF SIGNATURES

THE UNDERSIGNED, RENÉ MANUEL TORTOLERO SANTILLANA, TITLE HOLDER OF PUBLIC NOTARY NUMBER 4 OF THIS DEMARCATION

CERTIFIES

… THAT THE SIGNATURES APPEARING AT THE BOTTOM OF THIS PRESENT CONTRACT OF TRANSFER OF 100 % OF RIGHTS, ARE GENUINE AND BELONG TO MESSRS. RAMÓN GONZÁLEZ VEGA AND RAMIRO TREVIZO LEDEZMA AS THEY WROTE THEM DOWN IN MY PRESENCE AND VIEW AND ALSO STATE THAT THEY ARE THE SAME THEY USE IN ALL OF THEIR PUBLIC AND PRIVATE ACTS, AND ALSO STATE THEY RATIFY IN ALL AND IN EACH OF ITS PORTIONS THE TRANSFER CONTRACT BEFORE WRITTEN

I, THE NOTARY CERTIFY AND THUS GIVE FAITH of knowing the appearing parties and that in my concept enjoy the civil capacity of contracting and obliging themselves per law

Reason of the foregoing was taken account of in the Book of Certifications of this Public Notary in my charge in the City and Port of Manzanillo, Colima on the 5th July 2011

I SO GIVE FAITH

TRANSFEROR	TRANSFEREE

RAMÓN GONZÁLEZ VEGA	AMERICAN METAL MINING, S. A. DE C. V. Represented by its Legal Proxy Ramiro Trevizo Ledezma, Engineer

WITNESSES

DALIA M. MONTES DÍAZ	ENRIQUE FERNÁNDEZ IBÁÑEZ (ATTORNEY AT LAW)

BEFORE ME

RENÉ MANUEL TORTOLERO SANTILLANA

TITLE HOLDER OF PUBLIC NOTARY

NUMBER 4

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